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                                                            EXHIBIT 10.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts

We consent to the inclusion in this registration statement on Form N-4 (File No. 333-22375) of our report dated March 12, 1999, on our audit of the consolidated financial statements of Kemper Investors Life Insurance Company and to the reference to our firm under the caption "Experts."

                                                      PricewaterhouseCoopers LLP

Chicago, Illinois
October 29, 1999